                                                                    EXHIBIT 10.2


                              FIRST AMENDMENT TO
                          FIRST AMENDED AND RESTATED
                   REVOLVING CREDIT AND TERM LOAN AGREEMENT
                   ----------------------------------------


     THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") is entered into as of July 25, 2001, among COORSTEK, INC., a Delaware corporation ("Borrower"), certain Lenders under the Credit Agreement described below, BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders under the Credit Agreement ("Administrative Agent"), and Guarantors under the Credit Agreement (hereinafter defined).

     Reference is made to the First Amended and Restated Revolving Credit and Term Loan Agreement, dated as of January 11, 2001 (as amended to date, the "Credit Agreement"), among Borrower, Administrative Agent, and the Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all Section and Schedule references herein are to Sections and Schedules in the Credit Agreement; and all Paragraph references herein are to Paragraphs in this Amendment.

                                   RECITALS
                                   --------

     A. Borrower proposes to issue up to $100,000,000 of Subordinated Debt (the " Subordinated Debt"), a portion of the proceeds of which will be used as follows: (i) to pay fees, costs, and expenses associated with the issuance of the Subordinated Debt and this Amendment and (ii) to permanently prepay the Term Loan B Principal Debt.

     B. Borrower has requested that a provision be added to the Credit Agreement to permit the Revolver Commitment, at Borrower's request and upon receipt of commitments from Lenders and other Eligible Assignees, to be increased by up to an additional $50,000,000.

     C. Borrower has requested certain amendments under the Credit Agreement, and the Lenders party hereto are willing to grant and agree to such amendments and waivers, but only upon the condition, among other things, that Borrower, Guarantors, and Required Lenders shall have executed and delivered this Amendment and shall have agreed to the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

Paragraph 1  Amendments.
             -----------

     1.1     Definitions.
             -----------

     (a) The definition of "Applicable Margin" is amended to add an additional pricing tier for a Leverage Ratio of greater than or equal to 3.50 to 1.0; accordingly, the pricing grid in clause (a) of the definition of "Applicable Margin" is deleted in its entirety and the following is substituted therefor:

------------------------------------------------------------------------------------------
                                                          Applicable Margin
                                         -------------------------------------------------

                                                                          Eurodollar Rate
        Leverage Ratio                  Base Rate Borrowings                Borrowings
==========================================================================================

       Less than 2.50:1.0                         0%                         1.500%
------------------------------------------------------------------------------------------

   Greater than or equal to
           2.50:1.0,
    but less than 3.00:1.0                    0.250%                         1.750%
------------------------------------------------------------------------------------------

   Greater than or equal to
           3.00:1.0,
    but less than 3.25:1.0                    0.500%                         2.000%
------------------------------------------------------------------------------------------

   Greater than or equal to
           3.25:1.0,
    but less than 3.50:1.0                    0.750%                         2.250%
------------------------------------------------------------------------------------------

   Greater than or equal to
           3.50:1.0                           1.000%                         2.500%
------------------------------------------------------------------------------------------

     (b) In order to delete the reference to permitted sale-leaseback arrangements, the definition of "Capital Expenditures" is amended by (i) inserting the word "and" immediately after clause (a) thereof, (ii) deleting the comma (,) immediately after clause (b) thereof and substituting a period (.) therefor, and (iii) deleting clauses (c) and (d) in their entirety.

     (c) The definition of "Lien" is amended by inserting the following proviso at the end of such definition prior to the period (.):

          "; provided that, any financing statement filed by the owner of equipment leased to a Company and filed solely for the purpose of putting third parties on notice of such owner's interest (as a lessor under an operating lease) in such equipment will not be considered a Lien, so long as such operating lease remains a true operating lease under GAAP and under applicable Law."

     (d)  The definition of "Permitted Acquisition" is amended as follows by:

          (i) deleting clause (a)(i) thereof in its entirety and substituting the following therefor:

               "         (i)   the Purchase Price of all Permitted Acquisitions
               consummated in any calendar year may not exceed $80,000,000 in the aggregate nor may the portion of the Purchase Price for all Permitted Acquisitions consummated in any calendar year attributable to goodwill exceed the lesser of 50% of the Purchase Price or $40,000,000 in the aggregate; provided that, at any time when the Leverage Ratio is greater than 3.50 to 1.0 (but not greater than the applicable Leverage Ratio required by Section 9.30(a)), no Permitted Acquisition may be consummated if the aggregate Purchase Price for all Acquisitions consummated in such calendar year (including the proposed Acquisition) exceeds $10,000,000 (any

                     Acquisition consummated in accordance with this proviso shall be referred to herein as a "Special Acquisition");";

          (ii) deleting clause (a)(iii) thereof in its entirety and substituting the following therefor:

                     "    (iii)   not less than 10 Business Days prior to the
                     closing of any Acquisition, Borrower shall have delivered to Administrative Agent a Permitted Acquisition Compliance Certificate (A) certifying compliance with the terms and conditions of the Loan Documents, after giving effect to the Acquisition and (B) including (1) pro forma income and balance sheet projections for the Companies (after giving effect to the Acquisition), and (2) five year cash flow projections for the Acquisition demonstrating compliance with the Companies' applicable financial covenants and debt amortization schedules; provided that, for any Acquisition (other than a Special Acquisition) with a Purchase Price of less than $10,000,000, the items in clause (B) shall not be required;"; and

          (iii) deleting the word "and" after clause (a)(vi) thereof, and (iv) adding the following as clauses (a)(viii) and (a)(ix):

                     "    (viii)  Except with respect to Special Acquisitions
                     made in accordance with clause (a)(i) hereof, the Leverage Ratio (calculated on a pro forma basis after giving effect to any Acquisition) must be less than or equal to the lesser of (x) the applicable Leverage Ratio required by
                     Section 9.30(a) or (y) 3.50 to 1.00, as of the closing of such Acquisition and for the five years immediately following such Acquisition; and

                          (ix) With respect to Special Acquisitions made in accordance with clause (a)(i) hereof, the Leverage Ratio (calculated on a pro forma basis after giving effect to any Acquisition) must be less than or equal to the applicable Leverage Ratio required by Section 9.30(a), as of the closing of such Acquisition and for the five years immediately following such Acquisition."

     (e) The definition of "Revolver Commitment" is amended to address the potential increases of the commitment contemplated by Paragraph 1.2 hereof by deleting such provision in its entirety and substituting the following is therefor:

          "Revolver Commitment means an amount (subject to increase, reduction, or cancellation in accordance with this Agreement) equal to $125,000,000."

     (f) The following definitions of "First Amendment," "First Amendment Date," "Special Acquisition," and "Subordinated Debt" shall be inserted in alphabetical order in Section 1.1 to read, as follows:

          "First Amendment means that certain First Amendment to First Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 25, 2001, among Borrower, Guarantors, Administrative Agent, and Required Lenders."

          "First Amendment Date means the "Effective Date," as defined in the First Amendment."

          "Special Acquisition is defined in clause (a)(i) of the definition of "Permitted Acquisition.""

          "Subordinated Debt means (a) Debt of any Company which is subordinated in right of payment to the Obligation and which is permitted under
          Section 9.12(j), so long as (i) the maturity date of all Subordinated Debt is no earlier than six months after the latest of the then-existing Termination Dates, (ii) such Subordinated Debt is unsecured, unguaranteed, and does not (in the absence of default and acceleration to the extent permitted by the subordination terms thereof) require any principal payments prior to the termination of the Total Commitment, payment in full of the Principal Debt and of all interest, fees, and other amounts of the Obligation, and the expiration of all LCs (other than permitted refinancings or conversions made in accordance with Section 9.6), and (iii) all terms and conditions of such Subordinated Debt and the documents and agreements evidencing and establishing such Subordinated Debt (including, without limitation, the subordination provisions) are acceptable to Administrative Agent (in its sole discretion), (b) refinancings of Subordinated Debt permitted under Section 9.6, and (c) conversions of Subordinated Debt into forms of equity permitted under Section 9.6."

     1.2 A new Section 2.8 is added to permit optional increases in the Revolver Commitment, as follows:

          "2.8  Increases of Commitments.
                ------------------------

                (a) Upon notice to Administrative Agent (which shall promptly notify Revolver Lenders), Borrower may from time to time, request an increase in the Revolver Commitment of up to $50,000,000, resulting in an increased Revolver Commitment of up to $175,000,000; provided that
          (i) any request for an increase in the Revolver Commitment shall be in an amount not less than $10,000,000 and (ii) no more than two requests for an increased Revolver Commitment may be made. At the time of sending such notice, Borrower (in consultation with Administrative Agent) shall specify the time period within which each Revolver Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to Revolver Lenders). Each Revolver Lender shall notify Administrative Agent within such time period whether or not it agrees to increase its Committed Sum under the Revolver Facility, and, if so, whether by an amount equal to, greater than, or less than its Commitment Percentage of such requested increase. Any Revolver Lender not responding within such time period shall be deemed to have declined to increase its Committed Sum under the Revolver Facility. Administrative Agent shall notify Borrower and each Revolver Lender of Revolver Lenders' responses to each request made hereunder. To achieve the full amount of a requested increase, the Borrower may also invite additional Eligible Assignees to become Revolver Lenders. Any increase in the Revolver Commitment must be effected by an amendment that is executed in accordance with Section 13.11 by Borrower, Administrative Agent, and the one or more Revolver Lenders who have agreed to increase their Committed Sums or by new Lenders who have agreed to new Committed Sums in accordance with Section 13.11.

               (b) If any Committed Sums under the Revolver Facility are increased in accordance with this Section, Administrative Agent and Borrower shall determine the effective date of such increase (the "Increase Effective Date"). Administrative Agent and Borrower shall promptly notify Revolver Lenders of the final allocation of such increase and the Increase Effective Date. As a condition precedent to such increase, Borrower shall deliver to the Administrative Agent (i) a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Revolver Lender) signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, (B) in the case of the Borrower, including a Compliance Certificate demonstrating pro forma compliance with Section 9.30 after giving effect to such increase, and (C) certifying that, before and after giving effect to such increase, the representations and warranties contained in Section 8 are true and correct on and as of the Increase Effective Date and no Default or Potential Default exists; (ii) a certificate of Borrower dated as of the Increase Effective Date (in sufficient copies for each Revolver Lender) signed by a Responsible Officer of Borrower certifying that the incurrence of Debt as of the Increase Effective Date is permitted by the terms of the documents evidencing the Subordinated Debt and attaching calculations demonstrating the same; and (iii) such other opinions and documents evidencing authority and compliance with the documents evidencing the Subordinated Debt as Administrative Agent may reasonably request. Borrower shall deliver new or amended Revolver Notes reflecting the increased Committed Sums under the Revolver Facility to any Lenders holding or requesting Revolver Notes. Each new Lender acquiring a Committed Sum under the Revolver Facility shall be a "Revolver Lender" hereunder, entitled to the rights and benefits, and subject to the duties, of a Revolver Lender under the Loan Documents. In such case, each Revolver Lender's Commitment Percentage shall be recalculated to reflect the new proportionate share of the revised Revolver Commitment and the Revolver Lenders acquiring additional or increased Committed Sums (each a "purchasing Lender") shall, immediately upon receiving notice from Administrative Agent, pay to each Revolver Lender an amount equal to its pro rata share of the Borrowings under the Revolver Facility (and any funded participations by Revolver Lenders under the Swing Line Subfacility and the LC Subfacility) outstanding as of such date. All such payments with respect to the Borrowings under the Revolver Facility shall reduce the outstanding Revolver Principal Debt owed to each Revolver Lender receiving such payments and shall represent Borrowings under the Revolver Facility to Borrower and be Revolver Principal Debt owed to the purchasing Lender; all such payments with respect to funded participations under the Swing Line Subfacility or LC Subfacility (as the case may be) shall reduce the applicable participation of each Revolver Lender receiving such payment and shall represent the purchase by the purchasing Lender of a participation under the Swing Line Subfacility or the LC Subfacility (as the case may be). Additionally, Borrower shall pay any additional amounts required pursuant to Section 4.5 in connection with such repayments to any Revolver Lender. The purchasing Lender shall be entitled to share ratably in interest accruing on the balances purchased, at the rates provided herein for such balances, from and after the date of purchase. All new Borrowings under the Revolver Facility occurring after an increase of the Revolver Commitment shall be funded in accordance with the Revolver Lender's revised Commitment Percentages.

     1.3     Interest Payments.  The last sentence of Section 3.2(a) is deleted
             -----------------
in its entirety and the following is substituted therefor:

               "Accrued interest on each Base Rate Borrowing shall be due and payable on each March 1, June 1, September 1, and December 1, and on the Termination Date for the applicable Facility."

     1.4     Payment of Obligation.  In order to permit certain refinancings and
             ---------------------
conversions of the Subordinated Debt, Section 9.6 is amended by adding a sentence at the end of such Section which reads as follows:

               "Notwithstanding the foregoing, so long as no Default or Potential Default then exists or arises as a result therefrom, any Subordinated Debt may be refinanced with the proceeds of, or otherwise converted into (x) Debt securities that are subordinated to the Obligation to substantially the same or greater extent than the Subordinated Debt being refinanced, which do not increase the principal amount of the Subordinated Debt from the amount of Subordinated Debt outstanding immediately prior to such refinancing, and which otherwise satisfy the criteria for Subordinated Debt; (y) common equity of Borrower; and (z) other equity interests of Borrower or its Subsidiaries (other than Redeemable Preferred Stock) that are subordinated in right of payment to the Obligation to substantially the same or greater extent than the Subordinated Debt being converted, are unsecured and unguaranteed, and are otherwise in form and terms satisfactory to Administrative Agent (in its reasonable discretion). In addition, no Company shall make any payment on any Subordinated Debt, when such payment violates the subordination provisions thereof or results in a Default or Potential Default hereunder."

     1.5     Debt and Guaranties.  Section 9.12 is amended to permit
             -------------------
Subordinated Debt by (a) deleting the word "and" after clause (h) thereof, (b) inserting the word "; and" after clause (i) thereof, and (c) inserting the following phrase as clause (j) thereof:

               "(j)   Subordinated Debt, so long as (i) the aggregate original
               principal amount of all Subordinated Debt does not exceed $100,000,000 in the aggregate at any date of determination and
               (ii) the mandatory prepayments required by Section 3.3(b)(i) are made concurrently with the issuance of such Subordinated Debt."

     1.6     Liens.  Section 9.13(b) is amended by (a) deleting the word "; and"
             -----
after clause (ix) thereof and substituting therefor a period ("."), and (b) deleting clause (x) thereof in its entirety.

     1.7     Loans, Advances, and Investments.  In order to delete the reference
             --------------------------------
to permitted sale-leaseback arrangements, Section 9.20 is amended by (i) deleting the word "and" after clause (i) thereof, (ii) adding "; and" after clause (h) thereof, and (iii) deleting clause (j) thereof in its entirety.

     1.8     Sale of Assets.  In order to delete the reference to permitted
             --------------
sale-leaseback arrangements, Section 9.23 is deleted in its entirety and the following is substituted therefor:

               "No Company shall sell, assign, transfer, or otherwise dispose of any of its assets, other than (a) sales of inventory in the ordinary course of business,

             (b) the sale, discount, or transfer of delinquent accounts receivable in the ordinary course of business for purposes of collection, (c) occasional sales of immaterial assets for consideration not less than the fair market value thereof, (d) dispositions of obsolete assets, (e) sale, leases, or other disposition among Loan Parties, and (f) if no Default or Potential Default then exists or arises as a result thereof, sales of assets, other than those in clauses (a) through (e), for fair value for cash or Cash Equivalents; so long as (i) the aggregate value of all assets sold pursuant to clause (f) during any fiscal year shall not exceed $10,000,000 and (ii) concurrently with any such disposition, Borrower shall make the mandatory prepayments (if any) required by
             Section 3.3(b)(iii)."

     1.9     Sale-Leaseback Financings.  Section 9.24 is amended by deleting the
             -------------------------
proviso thereto in its entirety.

     1.10    Affiliate Subordination Agreements.  Section 9.27 shall be amended
             ----------------------------------
by adding a sentence at the end of such Section which reads as follows:

             "Notwithstanding the foregoing, Borrower shall not be required to deliver to Administrative Agent such agreement with respect to any Subordinated Debt issued on the First Amendment Date (or permitted refinancings or conversions thereof), so long as such Subordinated Debt otherwise satisfies the requirements for permitted Subordinated Debt set forth in Section 9.12(j)."

     1.11    Amendments to Documents.  Section 9.28 is amended to prohibit
             -----------------------
certain modifications to the Subordinated Debt documents by (a) deleting the word "either" immediately prior to clause (a) thereof, (b) deleting the word "or" immediately prior to clause (b) thereof, and (c) adding the following as clause (c) thereof prior to the period (.):

             "(c) amend or modify any material (determined in the reasonable discretion of Administrative Agent) provision of, or waive any material (determined in the reasonable discretion of Administrative Agent) condition under, any document or instrument evidencing or relating to the Subordinated Debt, without obtaining prior written consent of Administrative Agent with respect thereto"

     1.12    Leverage Ratio.  Section 9.30(a) shall be deleted in its entirety
             --------------
and replaced with the following:

             "(i) if no Qualifying Subordinated Debt is outstanding on any date of determination (each a "compliance date") , Borrower shall never permit the Leverage Ratio of the Companies at any compliance date to be greater than the ratio shown in the table below which corresponds to the period in which the applicable compliance date occurs (as used herein, "Qualifying Subordinated Debt" means Subordinated Debt described in clauses (a) and (b) of the definition of Subordinated Debt with an outstanding principal amount of $100,000,000):

             ----------------------------------------------------------------------------------------
                           Period                                           Maximum Leverage Ratio
             ----------------------------------------------------------------------------------------
                   Closing Date, to and including December 30,                    3.50 to 1
             ----------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------
                     Period                                     Maximum Leverage Ratio
             ----------------------------------------------------------------------------------------
                 December 30, 2000
             ----------------------------------------------------------------------------------------

                December 31, 2000, to and including                    3.25 to 1
               December 30, 2002
             ----------------------------------------------------------------------------------------

                 December 31,2002, to and including                    3.00 to 1
               December 30, 2003
             ----------------------------------------------------------------------------------------

                 December 31, 2003, and thereafter                     2.75 to 1
             ----------------------------------------------------------------------------------------

             (ii) if Qualifying Subordinated Debt is outstanding on any compliance date, Borrower shall never permit the Leverage Ratio of the Companies at any compliance date to be greater than the ratio shown in the table below which corresponds to the period in which the applicable compliance date occurs:


                     Period                               Maximum Leverage Ratio
             ----------------------------------------------------------------------------------------
                Closing Date, to and including                        n/a
                    December 30, 2000
             ----------------------------------------------------------------------------------------

                 December 31, 2000, to and                       4.00 to 1
                 including March 30, 2003
             ----------------------------------------------------------------------------------------

                  March 31, 2003, to and                         3.50 to 1
                including March 30, 2004
             ----------------------------------------------------------------------------------------

               March 31, 2004, and thereafter                    3.25 to 1
             ----------------------------------------------------------------------------------------

     1.13    Defaults.  New Sections 10.14, 10.15, and 10.16 shall be added as
             --------
 follows:

             "Section 10.14 Payment of Certain Other Agreements. The payment
                            -----------------------------------
             directly or indirectly (including, without limitation, any payment in respect of any sinking fund, defeasance, redemption, or payment of any dividend or distribution) by any Loan Party or any Subsidiary thereof of any amount of any Subordinated Debt or any equity interests of any Loan Party in a manner or at a time during which such payment is not permitted under the terms of the Loan Documents or under any instrument or document evidencing or creating such Subordinated Debt or equity interests, including, without limitation, any subordination provisions set forth therein.


             Section 10.15 Default or Acceleration under Subordinated Debt. (a)
                           -----------------------------------------------
             The occurrence of any "default" or "event of default" or other breach which remains uncured on any date of determination under or with respect to the any agreement creating or evidencing any Subordinated Debt or any equity interests of any Loan Party; (b) the trustee with respect to, or any holder of, any Subordinated Debt or any equity interests of any Loan Party shall effectively declare all or any portion of that Debt or obligations thereunder due and payable prior to the stated maturity thereof; or (c) any Subordinated Debt or obligations under any equity interests of any Loan Party becomes due before its stated maturity or redemption date (as applicable) by acceleration of the maturity thereof.

          Section 10.16  Redemption of Certain Other Debt or Obligation.  If an
                         ----------------------------------------------
          event shall occur, including, without limitation, a "Change in Control" as defined in any documents or agreements evidencing or creating any Subordinated Debt or any equity interests of any Loan Party, and (a) the trustee or the holders of any such Debt or obligation shall initiate notice to request or require (or any Loan Party shall automatically be so required) to redeem or repurchase such Debt or obligation, or (b) any Loan Party shall initiate notice to holders of any Subordinated Debt or any equity interests of any Loan Party, in connection with a redemption of any Debt or any obligation arising under such agreements or instruments."

   1.14   Amendments, Consents, Conflicts, and Waivers.  Section 13.11 is
          --------------------------------------------
amended to address the potential for increased Committed Sums and Commitment Percentages pursuant to Section 2.8 by (a) deleting the last sentence in clause
(b) thereof in its entirety and (b) adding a new clause (e) thereto as follows:

          "(e) Any amendment to or consent or waiver under this Agreement or any Loan Document which purports (subject to Section 2.8 or otherwise) to increase any Lender's "Committed Sum" or "Commitment Percentage" or add a new Revolver Lender as a new Revolver Lender pursuant to Section
          2.8 must be by an instrument in writing executed by such existing Lender or such new Revolver Lender."

   1.15   Third Party Beneficiaries.  A new Section 13.15 shall be added as
          -------------------------
follows:

          "13.15  Third Party Beneficiaries.  Each Loan Party and each other
                  -------------------------
          party to this Agreement intends that the Loan Documents shall not benefit or create any Right or cause of action in or on behalf of any Person, including without limitation the holders of the Subordinated Debt, other than the Loan Parties and each other party to this Agreement and their permitted successors and assigns."

   1.16   Confidentiality.  A new Section 13.16 shall be added as follows:
          ---------------

          "13.16  Confidentiality.  Each of Administrative Agent and Lenders
                  ---------------
          agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees, and agents, including accountants, legal counsel, and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required by any Governmental Authority or requested by any examiner; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any Rights hereunder or any suit, action, or proceeding relating to this Agreement or the enforcement of Rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its Rights or obligations under this Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of Borrower; (g) with the consent of Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to Administrative Agent or any Lender on a nonconfidential basis from a source other than Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. For the purposes of this Section, "Information" means all information received from any Loan Party relating to its respective or any other Loan Party's business, other than any such information that is available to Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Borrower; provided that, in the case of information received from Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information."

     1.17 Exhibits E-2 and E-3. (a) The Form of Permitted Acquisition Compliance Certificate set forth on Exhibit E-2 to the Credit Agreement, is deleted in its entirety and the document labeled Exhibit E-2, Revised Form of Permitted Acquisition Compliance Certificate attached hereto shall be substituted therefor.

     (b) The Form of Permitted Acquisition Loan Closing Certificate set forth on Exhibit E-3 to the Credit Agreement, is deleted in its entirety and the document labeled Exhibit E-3, Revised Form of Permitted Acquisition Loan Closing Certificate attached hereto shall be substituted therefor.

Paragraph 2  Amendment Fees.  On the Effective Date (hereinafter defined),
             --------------
Borrower shall pay (a) to each Revolver Lender consenting to this Amendment on or prior to July 20, 2001 (the "Consent Deadline"), the "Consenting Revolver Lenders"), an amendment fee, in an amount equal to the greater of (i) $5,000 and
(ii) 0.05% of the Committed Sum under the Revolver Facility of such Consenting Revolver Lender as of the Effective Date and (b) to each investment advisor of any Term Loan B Lender that is a fund or commingled investment vehicle, an amendment fee in an amount equal to $2,500, if all Term Loan B Lenders managed or advised by such investment advisor have consented to this Amendment on or prior to the Consent Deadline, the "Consenting Investment Advisors"). All of the fees required to be paid pursuant to this Paragraph 2 shall be paid to Administrative Agent for distribution to the Consenting Revolver Lenders and the Consenting Investment Advisors in accordance with the terms of this Paragraph 2. The failure of Borrower to comply with the provisions of this Paragraph 2 shall constitute a payment Default entitling Lenders to exercise their respective Rights under the Loan Documents.

Paragraph 3  Conditions.  This Amendment shall be effective on the date (the
             ----------
"Effective Date") upon which (i) the representations and warranties in this Amendment are true and correct; (ii) Administrative Agent receives counterparts of this Amendment executed by Borrower, each Guarantor, and Required Lenders;
(iii) Administrative Agent receives copies of the documents or instruments creating or evidencing the Subordinated Debt, certified by Borrower to be true and correct, and Administrative Agent has approved the terms and conditions thereof; (iv) Administrative Agent receives evidence that Subordinated Debt has been issued by Borrower; (v) Administrative Agent has received for distribution to Lenders, a prepayment of the Obligation from the Net Cash Proceeds of the Subordinated Debt in accordance with the requirements of Section 3.3(b)(i) in an amount not less than the amount necessary to repay the Obligations arising under the Term Loan B Facility; and (vi) Administrative Agent has received payment from Borrower of the amendment fees required to be paid to Consenting Revolver Lenders, Consenting Investment Advisors, and Administrative Agent on the Effective Date pursuant to Paragraph 2 hereof.

Paragraph 4  Acknowledgment and Ratification.  As a material inducement to
             -------------------------------
Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor (a) consent to the agreements in this Amendment and
(b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

Paragraph 5  Representations.  As a material inducement to Lenders to execute
             ---------------
and deliver this Amendment, Borrower represents and warrants to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement,
(b) except as waived by this Amendment, no Potential Default or Default exists, and (c) this Amendment has been duly authorized and approved by all necessary corporate action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against Borrower, Parent, and each other Guarantor in accordance with its terms.

Paragraph 6  Expenses.  Borrower shall pay all costs, fees, and expenses paid or
             --------
incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 7  Miscellaneous.  This Amendment is a "Loan Document" referred to in
             -------------
the Credit Agreement, and the provisions relating to Loan Documents in Section 13 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and
(e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 8  Entire Agreement.  This amendment represents the final agreement
             ----------------
between the parties about the subject matter of this amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Paragraph 9  Parties.  This Amendment binds and inures to Borrower, Guarantors,
             -------
Administrative Agent, Lenders, and their respective successors and assigns.

     The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

                     Remainder of the Intentionally Blank.
                          Signature Pages to Follow.

     Signature Page to that certain First Amended and Restated Revolving
Credit and Term Loan Agreement dated as of the date set forth above, among CoorsTek, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and certain Lenders and Guarantors.


                              COORSTEK, INC., as Borrower

                              By:  /s/Joseph G. Warren, Jr.
                                   -------------------------------------------
                                   Name:   Joseph G. Warren, Jr.
                                           -----------------------------------
                                   Title:  Chief Financial Officer, Vice
                                           -----------------------------------
                                           President, Secretary and
                                           -----------------------------------
                                           Treasurer
                                           -----------------------------------

       Signature Page to that certain First Amendment to First Amended and Restated Revolving Credit and Term Loan Agreement dated as of the date set forth above, among CoorsTek, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and certain Lenders and Guarantors.

Alumina Ceramics, Inc.,                      as a Guarantor
as a Guarantor

                                             By:  /s/ Joseph G. Warren, Jr.
By:  /s/ Joseph G. Warren, Jr.                    ------------------------------
     -------------------------------              Name:  Joseph G. Warren, Jr.
     Name:  Joseph G. Warren, Jr.                        -----------------------
            ------------------------              Title: Secretary and Treasurer
     Title: Secretary and Treasurer                      -----------------------
            ------------------------

                                             CoorsTek Worldwide Sales, Inc.,
Coors Ceramicon Designs, Ltd.,               as a Guarantor
as a Guarantor
                                             By:  /s/ Joseph G. Warren, Jr.
By:  /s/ Joseph G. Warren, Jr.                    ------------------------------
     -------------------------------              Name:  Joseph G. Warren, Jr.
     Name:  Joseph G. Warren, Jr.                        -----------------------
            ------------------------              Title: Vice President,
     Title: Secretary and Treasurer                      -----------------------
            ------------------------                     Secretary and
                                                         -----------------------
                                                         Treasurer
                                                         -----------------------


Coors Technical Ceramics Company,            CoorsTek Texas Holding Company,
as a Guarantor                               as a Guarantor

By:  /s/ Joseph G. Warren, Jr.               By:  /s/ Joseph G. Warren, Jr.
     -------------------------------              ------------------------------
     Name:  Joseph G. Warren, Jr.                 Name:  Joseph G. Warren, Jr.
            ------------------------                     -----------------------
     Title: Secretary and Treasurer               Title: Treasurer
            ------------------------                     -----------------------


Coors Wear Products, Inc.                    CoorsTek Austin, L.P.,
as a Guarantor                               as a Guarantor

By:  /s/ Joseph G. Warren, Jr.               By:  /s/ Joseph G. Warren, Jr.
     -------------------------------              ------------------------------
     Name:  Joseph G. Warren, Jr.                 Name:  Joseph G. Warren, Jr.
            ------------------------                     -----------------------
     Title: Secretary and Treasurer               Title: Secretary and Treasurer
            ------------------------                     -----------------------


Edwards Enterprises,
as a Guarantor

By:  /s/ Joseph G. Warren, Jr.
     -------------------------------
     Name:  Joseph G. Warren, Jr.
            ------------------------
     Title: Secretary and Treasurer
            ------------------------


Wilbanks International, Inc.,

     Signature Page to that certain First Amendment to First Amended and Restated Revolving Credit and Term Loan Agreement dated as of the date set forth above, among CoorsTek, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and certain Lenders and Guarantors.



                              BANK OF AMERICA, N.A., as Administrative Agent


                              By:  /s/ Suzanne M. Paul
                                   ---------------------------------------------
                                   Name:  Suzanne M. Paul
                                          --------------------------------------
                                   Title: Vice President
                                          --------------------------------------

     Signature Page to that certain First Amendment to First Amended and Restated Revolving Credit and Term Loan Agreement dated as of the date set forth above, among CoorsTek, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and certain Lenders and Guarantors.



BANK OF AMERICA, N.A., as a Lender        THE DAI-ICHI KANGYO BANK, LTD.,
                                          as a Lender
By:  /s/ Steven M. Mackenzie
     -----------------------------        By:  /s/ Christopher Fahey
     Name:   Steven M. Mackenzie               ---------------------------------
             ---------------------             Name:   Christopher Fahey
     Title:  Vice President                            -------------------------
             ---------------------             Title:  Vice President
                                                       -------------------------

ABN AMRO BANK, N. V., as a Lender
                                          FIRSTAR BANK, N. A., as a Lender

By:  /s/ John E. Robertson                By:  /s/ David. F. Higbie
     -----------------------------             ---------------------------------
     Name:   John E. Robertson                 Name:   David F. Higbie
             ---------------------                     -------------------------
     Title:  Group Vice President              Title:  Vice President
             ---------------------                     -------------------------

By:  /s/ Peter J. Hallan
     -----------------------------
     Name:   Peter J. Hallan
             ---------------------
     Title:  Vice President
             ---------------------        FLEET NATIONAL BANK, as a Lender

                                          By:  /s/ Lee A. Merkle-Raymond
THE BANK OF NEW YORK, as a Lender              ---------------------------------
                                               Name:   Lee A. Merkle-Raymond
By:  /s/ Robert Besser                                 -------------------------
     -----------------------------             Title:  Director
     Name:   Robert Besser                             -------------------------
             ---------------------
     Title:  Vice President
             ---------------------        FRANKLIN FLOATING RATE TRUST,
                                          as a Lender

BAYERESCHE HYPO-UND VEREINSBANK           By:  /s/ Chauncey Lufkin
AG, NEW YORK BRANCH, as a Lender               ---------------------------------
                                               Name:   Chauncey Lufkin
By:  /s/ Timothy Harrod                                -------------------------
     -----------------------------             Title:  Vice President
     Name:   Timothy Harrod                            -------------------------
             ---------------------
     Title:  Managing Director            THE FUJI BANK, LIMITED, as a Lender
             ---------------------
                                          By:  /s/ S. Brennan
By:  /s/ Chris Yu                              ---------------------------------
     -----------------------------             Name:   S. Brennan
     Name:   Chris Yu                                  -------------------------
             ---------------------             Title:  Senior Vice President
     Title:  Associate Director                        -------------------------
             ---------------------                     and Manager
                                                       -------------------------

CREDIT LYONNAIS NEW YORK BRANCH,
as a Lender                               GENERAL ELECTRIC CAPITAL CORPORATION,
                                          as a Lender

By:  /s/ Atilla Koc                       By:  /s/ Gregory Hong
     -----------------------------             ---------------------------------
     Name:   Attila Koc                        Name:   Gregory Hong
             ---------------------                     -------------------------
     Title:  Senior Vice President             Title:  Duly Authorized Signatory
             ---------------------                     -------------------------

     Signature Page to that certain First Amendment to First Amended and Restated Revolving Credit and Term Loan Agreement dated as of the date set forth above, among CoorsTek, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and certain Lenders and Guarantors.



HARRIS TRUST AND SAVINGS BANK,             KZH LANGDALE LLC, as a Lender
as a Lender
                                           By:  /s/ Scott Hignett
By:  /s/ Scott M. Ferris                        --------------------------------
     ------------------                         Name:   Scott Hignett
     Name:   Scott M. Ferris                            ------------------------
             ----------------------             Title:  Authorized Agent
     Title:  Managing director                          ------------------------
             ----------------------

                                           US BANK, N. A., as a Lender
IKB DEUTSCHE INDUSTRIEBANK A.G.,
LUXEMBOURG BRANCH, as a Lender             By:  /s/ Thomas McCarthy
                                                --------------------------------
By:  /s/ Ana Bohorquet                          Name:   Thomas McCarthy
     ------------------------------                     ------------------------
     Name:   Ana Bohorquet                      Title:  Vice President
             ----------------------                     ------------------------
     Title:  Assistant Director
             ----------------------        WELLS FARGO BANK WEST, N.A., as a
                                           Lender

                                           By:  /s/ John R. Hall
By:  /s/ Anja Keuchel                           --------------------------------
     ------------------------------             Name:   John R. Hall
     Name:   Anja Keuchel                               ------------------------
             ----------------------             Title:  Vice President
     Title:  Manager                                    ------------------------
             ----------------------


KEY BANK NATIONAL ASSOCIATION,
as a Lender

By:  /s/ Mark K. Sunderland
     ------------------------------
     Name:   Mark K. Sunderland
             ----------------------
     Title:  Senior Vice President
             ----------------------


KZH SOLEIL LLC, as a Lender

By:  /s/ Scott Hignett
     ------------------------------
     Name:   Scott Hignett
             ----------------------
     Title:  Authorized Agent
             ----------------------


KZH SOLEIL-2 LLC, as a Lender

By:  /s/ Scott Hignett
     ------------------------------
     Name:   Scott Hignett
             ----------------------
     Title:  Authorized Agent
             ----------------------

     Signature Page to that certain First Amendment to First Amended and Restated Revolving Credit and Term Loan Agreement dated as of the date set forth above, among CoorsTek, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and certain Lenders and Guarantors.


ATHENA CDO, LIMITED (Acct 1277)
By:  Pacific Investment Management Company LLC,
     as its Investment Advisor

     By:  /s/ Mohan V. Phansalkar
          ---------------------------------
          Name:   Mohan V. Phansalkar
                  -------------------------
          Title:  Executive Vice President
                  -------------------------


CAPTIVA III FINANCE LTD. (Acct 275),
as advised by Pacific Investment Management Company LLC

By:  /s/ David Egglshaw
     --------------------------------------
     Name:   David Egglshaw
             ------------------------------
     Title:  Director
             ------------------------------


DELANO COMPANY (Acct 274)
By:  Pacific Investment Management Company LLC,
     as its Investment Advisor

     By: /s/ Mohan V. Phansalkar
         ----------------------------------
         Name:    Mohan V. Phansalkar
                  -------------------------
         Title:   Executive Vice President
                  -------------------------


JISSEKIKUN FUNDING, LTD., (Acct 1288)
By:  Pacific Investment Management Company LLC,
     as its Investment Advisor

     By: /s/ Mohan V. Phansalkar
         ----------------------------------
         Name:    Mohan V. Phansalkar
                  -------------------------
         Title:   Executive Vice President